ORCHARD SERIES FUND
                             8515 EAST ORCHARD ROAD
                            ENGLEWOOD, COLORADO 80111



March 1, 2000



VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  200549

Re:     Orchard Series Fund Submission under Rule 497(e) of the Securities
         Act of 1933 File Nos.  333-9217 and 811-07735

Ladies and Gentlemen:

Filed pursuant to Rule 497(e) of the Securities Act of 1933, the form of Prospectus for the Orchard Series Fund (the "Fund"), Orchard Value Fund Class A Shares filed herewith varies from that filed as part of Post Effective Amendment No. 8 to the Fund's registration statement on Form N-1A, the most recent amendment to the Fund's registration statement filed with the Securities and Exchange Commission electronically via EDGAR transmission, on February 17, 2000. The forms of Prospectuses for the Orchard Series Fund for the Orchard Index 500, Orchard Index 600 and Orchard Money Market Funds, and the Orchard Value Fund Class B Shares are substantially the same as filed and are or will be certified as such in the Orchard Series Fund's filing made under Rule 497(j) of the Securities Act of 1933.

If you should require any additional information regarding the foregoing, please do not hesitate to contact me at (303) 737-4001.

Sincerely,

/s/ Russell L. Biles

Russell L. Biles
Attorney

                               ORCHARD VALUE FUND
                                 Class A Shares
                             8515 East Orchard Road
                            Englewood, Colorado 80111
                                 (800) 784-4508
                                 Class A Shares
                                   PROSPECTUS


The Orchard Value Fund (the "Fund") is divided into Class A and Class B shares. Each Class has different expenses that will affect performance. This Prospectus covers the Class A shares of the Fund only.


Orchard Value Fund. This Fund seeks long-term capital appreciation by investing primarily in common stocks issued by U.S. companies when it is believed that such stocks are undervalued.

GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company, is the investment adviser to the Fund. CIC Asset Management, Inc. (the "Sub-Adviser" or "CIC"), as sub-adviser, manages the Value Fund on a day-to-day basis and makes all the investment decisions on behalf of the Value Fund, subject to the supervision of GW Capital Management and the Board of Trustees of the Fund.

The Value Fund is a separate mutual fund of the Orchard Series Fund (the "Trust"). This Prospectus contains important information about the Value Fund Class A shares that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                      The date of this Prospectus is February 29, 2000.

                                    CONTENTS




                                                                                      Page
The Value Fund at a Glance
Brief description of the
Fund.........................................................................................  3

Performance.....................................................................................   4

Fees and Expenses
The Value Fund's annual operating
expenses....................................................................    5

The Fund in Detail
Investment objectives and
policies.................................................................................      6

More Information About the Fund.............................................................     6

Management of the Fund........................................................................................
9

Important Information About Your Investment.....................................................     10

Investing in the Fund..............................................................................................
11

Financial Highlights
A summary of financial data for the Fund.................................................................  15



                           THE VALUE FUND AT A GLANCE

The following information about Orchard Value Fund Class A shares is only a summary of important information you should know. More detailed information about the Fund's investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Fund.


ORCHARD VALUE FUND

The investment objective for this Fund is to:

o Seek long-term capital appreciation by investing primarily in common stocks issued by U.S. companies when it is believed that such stocks are undervalued.

The principal investment strategies for this Fund include:

o Investing primarily in common stocks issued by U.S. companies traded on the various U.S. stock exchanges and in the over-the-counter markets.

o Investing primarily in stocks that the Sub-Adviser believes are undervalued.

o Selling stocks when the Sub-Adviser believes that they are fairly valued.

The principal investment risks for this Fund include:

o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

o When you sell your shares of the Fund, they could be worth less than what you paid for them.

                                   PERFORMANCE

The bar chart and table below provide an indication of the risk of investment in the Fund. The bar chart shows the Fund's performance for each calendar year since inception. The table shows how the Fund's average annual total return for the one year and since inception compare to a broad based stock market index. The returns shown are historical and are not an indication of future performance.

Orchard Value Fund, Class A
Year-By-Year Annual Returns
[OBJECT OMITTED]
                   1999

During the periods shown in the chart for the Orchard Value Fund, the highest return for a quarter was 11.24% (quarter ending June 1999) and the lowest return for a quarter was -12.85% (quarter ending September 1999).

Average Annual Returns
For the periods ended December 31, 1999, the past one year and inception to date:

                                                                   Since
                                                   1 Year            Inception*
                                                   ------            ---------

               Orchard Value Fund                   -0.17%       -2.90% +
               Russell 1000 Value Index             7.35%        16.17%
               S&P 500 Index                   21.04%            18.58%


* The inception date for the Orchard Value Fund was March 2, 1998. + Through December 31, 1999.

Given the fundamental objectives of the Orchard Value Fund, the investment adviser and sub-adviser have determined that the Russell 1000 Value Index is the appropriate index to use as a benchmark for the Fund's performance. The adviser and sub-adviser decided to use the Russell 1000 Value Index as the Fund's benchmark index because it more accurately represents the manager's investment style for the Fund.

Because the Fund has been in existence for a short period of time (less than two years), very little performance data is available. Historical performance data of institutional private accounts managed by the Sub-Adviser (the manager of the
Fund) that have investment objectives, policies, strategies and risks substantially similar to those of the Fund can be found on page 9 of this prospectus.

The S&P 500 Index is an unmanaged index comprised of 500 stocks chosen for their general representation of the stock market composition by Standard & Poor's Corporation. The stocks which make up the S&P 500 trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "S&P 600(R)," "Standard & Poor's 500", "Standard & Poor's SmallCap 600 Index" and "S&P SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Life & Annuity Insurance Company and its majority-owned subsidiaries and affiliates. Orchard Series Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Orchard Series Fund.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which in turn is a subset of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the total market capitalization of all U.S. stocks that trade on the New York and American Stock Exchanges and in the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System over-the-counter market. The Russell 1000 consists of the 1000 largest stocks within the Russell 3000 Index, representing approximately 94% of the Russell 3000 Index total market capitalization. The Russell 1000 Value Index is comprised of stocks from the Russell 1000 Index with greater-than-average value orientation. A stock is determined to have a greater-than-average value orientation if it falls in the bottom 50% of the Russell 1000 Index based on cumulative market capitalization, ranked by descending price-to-book ratio.
Thus, securities in the Russell 1000 Value Index typically have low price-to-book and price-earnings ratios, higher divided yields and lower forecasted growth rates than growth-oriented securities.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

        Sales Load Imposed on
Purchases....................................................................NONE
        Sales Load Imposed on Reinvested
Dividends.................................................NONE
        Deferred Sales
Load..........................................................................................NONE
        Redemption
Fees...............................................................................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
        Management Fees.....................................................................1.00%
            Distribution and Service (12b-1) Fees...............................................NONE
            Other Expenses.........................................................................0.00%
            Total Annual Fund Operating Expenses..........    ...................................1.00%









                              Fund Expense Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year         3 Years5 Years10 Years
                       $103          $323           $566          $1,289


                            THE VALUE FUND IN DETAIL

The following questions are designed to help you better understand an investment in the Orchard Value Fund.

Q:  What types of securities does the Fund purchase for investment?

A: The Fund invests primarily in common stocks issued by U.S. companies which are believed by the Sub-Adviser to be undervalued at the time of acquisition.

Q: How does the Sub-Adviser determine that a stock is undervalued at the time of acquisition?

A: In advance of actually purchasing a stock, the Sub-Adviser researches to identify companies whose stock the Sub-Adviser believes to be undervalued. The Sub-Adviser uses the S&P 500 index to represent the overall market and the Russell 1000 Value Index as a benchmark of its investment style. The Sub-Adviser then uses characteristics of the S&P 500 index for determination of relative valuation.

Q:  Will a security be sold due to short-term earnings disappointment?

A: No. The Sub-Adviser maintains a long-term approach. If the Sub-Adviser continues to believe the stock is undervalued, the stock will be not be sold due solely to short-term earnings disappointment.

You should carefully consider your own investment goals, time horizon (the amount of time you plan to hold your shares of the Fund) and risk tolerance before investing in the Fund. There is no guarantee that the Fund will meet its investment objective.


                         MORE INFORMATION ABOUT THE FUND

The following pages contain more detailed information about the types of securities in which the Fund may invest, strategies the Sub-Adviser may use to achieve the Fund's investment objective, and a summary of related risks. A complete listing of the Fund's investment limitations and more detailed information about its investment practices are contained in the Statement of Additional Information. All percentage limitations relating to the Fund's investment strategies are applied at the time a Fund acquires a security.

1.   Money Market Instruments and Temporary Investment Strategies

While it is not a principal investment strategy, the Value Fund may hold cash or cash equivalents and may invest in short-term, high-quality debt (money market) instruments as deemed appropriate by GW Capital Management or the Sub-Adviser. The Value Fund may also invest up to 100% of its assets in money market instruments as deemed necessary by GW Capital Management or CIC for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Value Fund take this action, it may not achieve its investment objective.

2.   Equity Securities

The Fund pursues investment in equity securities, such as common and preferred stocks, convertible stocks, and warrants as a principal investment strategy. Therefore, as an investor in the Fund, the return on your investment will be based primarily on the risks and rewards of equity securities. Equity prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Equity securities of smaller companies are especially sensitive to these factors. The value of a company's stock may fall as a result of factors that directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions that affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates.

3.  Derivatives

While it is not a principal investment strategy, the Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

4.  Foreign Investments

While it is not a principal investment strategy, the Fund may, in a manner consistent with its investment objective and policies, invest in foreign securities. Securities of foreign companies generally have the same risk characteristics as those issued by U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly-available information about foreign companies than U.S. companies. The exposure to foreign securities risk is minimized since this Fund invests primarily in securities of U.S. issuers.

5.  Portfolio Turnover Risk

The portfolio turnover rate for this Fund in 1999 was in excess of 100%. In order to meet the Fund's investment objectives, the Fund may engage in short-term trading. Short-term trading may result in a high portfolio turnover rate, which could produce higher brokerage costs and taxable distributions.

6.  Other Risk Factors

As a mutual fund, the Fund is subject to market risk. The value of the Fund's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Fund.

The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

                             MANAGEMENT OF THE FUND

The Fund is managed by GW Capital Management. GW Capital Management provides investment advisory, accounting and administrative services to the Fund. GW Capital Management's address is 8515 East Orchard Road, Englewood, Colorado 80111. GW Capital Management provides investment management services for mutual funds and other investment portfolios representing assets of over $6.5 billion. GW Capital Management and its affiliates have been providing investment management services since 1969.

The fee paid to GW Capital Management for the fiscal year ending October 31, 1999 is as follows:

         Orchard Value Fund Class A                                1.00%

GW Capital Management has entered into an agreement with CIC Asset Management, Inc. to act as a sub-adviser to the Fund. Under this agreement, CIC is responsible for the daily management of the Fund and for making decisions to buy, sell or hold portfolio securities. CIC's management activities are subject to review and supervision by GW Capital Management and the Board of Trustees of Orchard Series Fund. GW Capital Management is responsible for compensating CIC for its management services.

The Sub-Adviser is a 100% employee owned and managed firm, registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. It is a California corporation with its principal business address at 633 West Fifth Street, Suite 1180, Los Angeles, California 90017. The Sub-Adviser provides investment management services for the Fund and other investment portfolios representing assets of $343 million. The Sub-Adviser has been providing investment management services since 1990.

CIC utilizes a team of portfolio managers and analysts acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund's portfolio as it deems appropriate in pursuit of the Fund's investment objective.

The Fund has only been operating for a short period of time (less than two years). For that reason the table below has been provided. The table shows consolidated performance information ("Sub-Adviser Accounts Composite") of the historical performance of institutional private accounts managed by the Sub-Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Orchard Value Fund. The data is provided to explain by example the past performance of the Sub-Adviser in managing substantially similar accounts and does not represent the performance of the Orchard Value Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Sub-Adviser.

The Sub-Adviser Accounts Composite returns include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Sub-Adviser's institutional private accounts. The institutional private account return data includes all actual fee-paying, discretionary institutional private accounts managed by the Sub-Adviser that have investment objectives, policies and strategies and risks substantially similar to those of the Orchard Value Fund.

The institutional private accounts that are included in the Sub-Adviser Accounts Composite are not subject to the same types of expenses that apply to the Orchard Value Fund. As a result, in the performance results for the institutional private accounts listed below, we assumed a total annual operating expense of 1.00%, which is the same as the Orchard Value Fund Class A Shares. In addition, the diversification requirements, specific tax restrictions and investment limitations imposed on the Orchard Value Fund by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code do not apply to the institutional private accounts. The investment results for the institutional private accounts presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Orchard Value Fund or an individual investor investing in the Fund. You should also be aware that the use of a different method from that used below to calculate performance could result in different performance data.

The return data provided below is calculated based on the SEC's formula for "standardized average annual total return" (described in the Statement of Additional Information), assuming a total annual operating expense of 1.00%, which is the same as the Orchard Value Fund Class A Shares.

Average Annual Returns

                                                                           Since
                                                   1 Year        5 Years         Inception*
                                                   ------        -------         ---------
        Sub-Adviser Accounts Composite                    0.66%         18.6%   13.59% +
        Russell 1000 Value Index                          7.35%         23.07%  16.17%
        S&P 500 Index                              21.04%        28.56% 18.58%

* Commencement of Sub-Adviser's investment operations was May 31, 1990. + Through December 31, 1999.

Although the Sub-Adviser Accounts Composite is compared to both the S&P 500 Index and the Russell 1000 Value Index, the investment adviser and sub-adviser have determined that the Russell 1000 Value Index is the appropriate index to use as a benchmark for the Orchard Value Fund's performance. Total returns for the S&P 500 Index and the Russell 1000 Value Index assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Share Price

The transaction price for buying or selling the Fund's shares is the net asset value of that Fund. The Fund's net asset value is generally calculated as of the close of trading on the New York Stock Exchange every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. To the extent that the Fund's assets are traded in other markets on days when the NYSE is closed, the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business. Your share price will be the net asset value next calculated after we receive your order in good form.

Net asset value is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees of Orchard Series Fund believes accurately reflects fair value.

We determine net asset value by dividing net assets of the Fund (the value of its investments, cash, and other assets minus its liabilities) by the number of the Fund's outstanding shares.

INVESTING IN THE FUND

How to buy shares:

To open an account, mail a completed account application to:

        Orchard Series Fund Class A Shares 8515 East Orchard Road Englewood, CO 80111.

With the application form, you must either:

include a check or money order made payable to the Fund in the amount that you wish to invest, or (2) wire (electronically transfer) such amount to an account designated by the Transfer
    Agent, Financial Administrative Services Corporation.

If you wish to make an initial purchase of shares by wiring your investment, you must first call 1-800-784-4508 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on any day that the NYSE is open for trading to receive an account number. You will be asked to provide the following information:

o       the name in which the account will be established
o       the account holder's address
o       tax identification number, and
o       dividend distribution election

If requested, you will be given the instructions that your bank will need to complete the wire transfer. Your bank may charge a fee for its wire transfer services. Presently, there is no charge by the Fund for its wire transfer services, but the Fund reserves the right to charge for these services.

Once you have established an account, you can purchase shares by mailing a check or money order made payable to the appropriate Fund. Be sure to include instructions telling us the name and number of your account. You can also purchase shares by wiring the amount that you wish to invest to your account.

The price to buy one share of the Fund is the Fund's net asset value next calculated after your order is received in proper form. Because you pay no commissions or sales charges when you purchase shares, the Fund's share price is equal to the Fund's net asset value per share.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.
Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in GW Capital Management's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund.

The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

How to Sell Shares:

The price to sell one share of the Fund is the Fund's net asset value next calculated after your order is received in proper form.

You can sell some or all your shares out of your account at any time. You can sell your shares only by mail. No sales may be made by telephone.

You can sell shares by sending a "letter of instruction" by regular or express mail to:

        Orchard Series Fund Class A Shares
        8515 East Orchard Road
        Englewood, CO 80111

 The letter should include:

(1) the name of the account (2) the account number (3) the name of the Fund (4) the dollar amount or number of shares to be sold (5) any special payment instructions, and (6) the signature(s) of the person(s) authorized to sell shares held in the account.

When you place an order to sell shares, please note the following:

o Normally, your request to sell shares will be processed the next business day, but the Fund may take up to seven days if making immediate payment would adversely affect the Fund.
o Redemption proceeds may be delayed until investments credited to your account have been received and collected, which can take up to seven business days (or longer as permitted by the SEC).
o You will not receive interest on amounts represented by uncashed redemption checks.


Class A and Class B Shares

In addition to the Class A shares described in this prospectus, the Fund also offers Class B shares of Orchard Value Fund. Class A and Class B shares generally have similar operating expenses, except for certain distribution fees. Class A shares do not have any distribution fees. For additional information on Class B shares:

o       Call 1-800-784-4508; or
o       Contact us by mail at:

        Orchard Series Fund
        8515 East Orchard Road
        Englewood, CO  80111

Other Information

o The policies and procedures to request purchases of Fund shares by telephone may be modified, suspended, or terminated by the Fund at any time.
o If an account has more than one owner of record, the Fund may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless the Fund receives cancellation instructions from an account owner.
o The Transfer Agent will record telephone calls and has adopted other procedures to confirm that telephone instructions are genuine.
o The Fund will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as they use reasonable procedures to verify the identity of the investor.
o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Dividends and Capital Gains Distributions

The Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

The  Fund  ordinarily   distributes   dividends   semi-annually   and  generally
distributes capital gains, if any, in December.









Distribution Options

You can either receive distributions in cash or reinvest them in additional shares of the Fund at the net asset value in effect on the reinvestment date. Unless you elect, by writing to the Trust, to receive your distributions in cash, they will be automatically reinvested. You can change the manner in which you receive distributions at any time by writing to:

        Orchard Series Fund Class A Shares
        8515 East Orchard Road
        Englewood, Colorado 80111

Tax Consequences

As with any investment, your investment in the Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax, and may also be subject to state and local taxes. If you live outside the United States, the country where you reside could also tax your distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares of the Fund. Distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal income tax purposes, the Fund's dividends and short-term capital gain distributions are taxable to you as ordinary income. The Fund's long-term capital gains distributions are taxable to you generally as capital gains at a rate based on how long the securities were held by the Fund.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

In January of each year, the Trust will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Fund is the difference between the cost of your shares and the price you receive when you sell them.

You will receive a consolidated transaction statement at least quarterly. You should keep your regular account statements, because the information they contain will be essential in calculating the amount and character of your gains and losses. It is your and your tax preparer's responsibility to determine whether a transaction will result in a taxable gain or loss and the amount of the tax to be paid, if any.

Effect of Foreign Taxes. Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on October 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial history for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. Total returns for each period include the reinvestment of all dividends and distributions. The information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request.

ORCHARD VALUE FUND (Class A)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock of the fund for the year ended October 31, 1999 and the period ended October 31, 1998, are as follows:

                                                                    Period Ended October 31,
                                                           --------------------------------------------
                                                                 1999                       1998
                                                           ------------------         -----------------
                                                                                              (A)

Net Asset Value, Beginning of Period                        $     9.0097               $    10.0000

Income From Investment Operations

Net investment income                                             0.1186                     0.0730
Net realized and unrealized gain (loss)                           0.4667                    (1.0275)
                                                              ---------------            --------------

Total Income (Loss) From Investment Operations                    0.5853                    (0.9545)

Less Distributions

From net investment income                                       (0.1213)                   (0.0358)
From net realized gains                                          (0.0651)
                                                              ---------------            --------------

Total Distributions                                              (0.1864)                   (0.0358)
                                                              ---------------            --------------

Net Asset Value, End of Period                              $     9.4086               $     9.0097
                                                              ===============            ==============

Total Return                                                      6.49%                     (9.58%)

Net Assets, End of Period                                   $  2,581,149               $  1,836,921

Ratio of Expenses to Average Net Assets                           1.00%                      1.00%*

Ratio of Net Investment Income to Average Net Assets              1.34%                      1.15%*

Portfolio Turnover Rate                                         153.77%                     79.58%




Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended October 31, 1999 were $4,184,002 and $3,512,270, respectively.

*Annualized

(A) The Fund commenced operations March 2, 1998.

                             ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-784-4508.

The SAI and the  annual  and  semi-annual  reports  are  available  on the SEC's
Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at the following e-mail address: public info@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940 FILE NO. 811-07735